Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying yearly Report on Form 10-K of  GSP - 2, INC., for the year ending December 31, 2011, I, Yushan Wei, CEO of GSP - 2, INC and I, Yuejun Li, CFO of GSP-2, Inc.  hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such yearly Report on Form 10-K for the year ending December 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such yearly Report on Form 10-K for the year ended December 31, 2011, fairly represents in all material respects, the financial condition and results of operations of GSP - 2, INC.

GSP-2, INC.

Date: March 30, 2012	By:	/s/ Yushan Wei
Yushan Wei
President
Principal Executive Officer

	By:	/s/ Yuejun Li
Yuejun Li
Chief Financial Officer and Principal Accounting Officer